UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2016

Azure Midstream Partners, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36018	46-2627595
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12377 Merit Drive, Suite 300
Dallas, Texas 75251
(address of principal executive offices) (zip code)

(972) 674-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Department of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Retention of Services Agreement

On September 21, 2016, the Compensation Committee of Azure Midstream Partners GP, LLC (the “General Partner”) on behalf of the Partnership adopted a Partnership Incentive and Retention Bonus Program (the “Retention Program”).

Terms of Retention of Retention Program include:

•                                    Payment of cash bonuses to employees and consultants engaged by the General Partner who provide services on behalf of the Partnership.

•                                    Amounts of bonus payments determined by the General Partner’s president or another officer to when he delegates authority.

•            Awards may be of two types:

1)                                     Awards payable in three installments, with the first two of such installments in the amount of 25% of the total award, which installments are to be paid as of November 1, 2016 and February 1, 2017, and with the third such installment in the amount of 50% of the total award, which installment is to be paid as of August 1, 2017; and

2)            Awards payable 100% in one payment to be paid as of December 1, 2016;

•                                    Recipients must be employed or engaged by the General Partner as of the date of payment, unless paid earlier as a result of a change in control of the Partnership or the General Partner’s terminating the recipient’s employment or engagement without cause.

•                                    Bonuses paid by the Partnership under the Retention Program may not exceed $1,000,000 in the aggregate, excluding employer burden.

Bonuses of the first type, payable in three installments, have been awarded under the Retention Program to the following named executive officers in the following amounts:  Amanda Bush, chief financial officer, $130,625 and David Garrett, vice president — commercial, $142,500.

This summary of the Retention Program is qualified by reference to the terms of the Retention Program, which is filed as Exhibit 10.1 to this Report on Form 8-K and is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.           Exhibit Description

10.1        Partnership Incentive and Retention Bonus Program

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:September 27, 2016	AZURE MIDSTREAM PARTNERS, LP

By: Azure Midstream Partners GP, LLC,
the General Partner of Azure Midstream Partners, LP

	By:	/s/ Amanda Bush
Amanda Bush
Chief Financial Officer

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